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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K
                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) July 31, 1997


                             WHIRLPOOL CORPORATION
                      ----------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                     1-3932                 38-1490038
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(State or other jurisdiction      (Commission File         (I.R.S. Employer
     of incorporation)                 number)            Identification No.)



         2000 M63 North, Benton Harbor, Michigan           49022-2692
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         (Address of principal executive officers)         (Zip Code)


                                (616)-923-5000
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              Registrant's telephone number, including area code



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Item 5.     Other Events
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            On July 31, 1997, the registrant announced that it is exploring a full array of strategic business options involving Whirlpool Financial Corporation, its wholly owned financial services subsidiary.

Item 7.     Financial Statements and Exhibits
            ---------------------------------

            Exhibit 1
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            Copy of a press release dated July 31, 1997 regarding the company's announcement that it is exploring a full array of strategic business options involving Whirlpool Financial Corporation, its wholly owned financial services subsidiary.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WHIRLPOOL CORPORATION
                                       Registrant



Date: August 1, 1997                   By: /s/ Daniel F. Hopp
                                          -------------------
                                          Name:  Daniel F. Hopp
                                          Title: Vice President, General
                                                 Counsel and Secretary